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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                          Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2010 through June 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Real
Estate Shares


--------------------------------------------------------------------------------
Semiannual Report | June 30, 2010
--------------------------------------------------------------------------------



Ticker Symbols:

Class A   PWREX

Class B   PBREX

Class C   PCREX

Class Y   PYREX


[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                          2

Portfolio Management Discussion                4

Portfolio Summary                              8

Prices and Distributions                       9

Performance Update                            10

Comparing Ongoing Fund Expenses               14

Schedule of Investments                       16

Financial Statements                          21

Notes to Financial Statements                 29

Trustees, Officers and Service Providers      36


                  Pioneer Real Estate Shares | Semiannual Report | 6/30/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Real Estate Shares | Semiannual Report | 6/30/10     3

Portfolio Management Discussion | 6/30/10

Investor concerns about the viability of the economic recovery, sputtering employment growth, Europe's sovereign debt crisis, and the oil spill in the Gulf of Mexico weighed heavily on stocks during the first half of 2010. However, real estate investments held up much better than the broader equity markets, which generally posted negative returns for the six months ended June 30, 2010. In the following interview, Matthew Troxell of AEW Capital Management, L.P., the Fund's sub-adviser, discusses his strategies for managing Pioneer Real Estate Shares amidst the increased volatility over the six months ended June 30, 2010.

Q How did the real estate market fare over the six months ended June 30, 2010?

A While the real estate sector was not necessarily immune to the broader market woes, it outperformed the major U.S. stock markets considerably over the six-month period, due in large part to positive year-to-date fund flows into the sector, a stabilization of real estate market fundamentals, low interest rates, and increased demand for higher-yielding securities. Real estate investment trusts (REITs) also were aided early in the period by news that Simon Property Group, along with other REITs, expressed an interest in buying all or most of General Growth Properties.

Q How did the Fund perform in that environment over the six months ended June
  30, 2010?

A For the six months ended June 30, 2010, Pioneer Real Estate Shares' Class A shares returned 7.11% at net asset value, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index1, returned 5.70%. Over the same period, the average return of the 235 funds in Lipper's Real Estate Funds category was 5.21%.

  The Fund's solid outperformance relative to the benchmark was attributable to strong stock selection in the office, industrial and storage sectors. From a sector-allocation perspective, the Fund's overweights in the outperforming apartment and storage sectors also contributed positively to relative performance. However, the Fund's underweight in the hotel sector, which outperformed, was a detractor. Also, a modest cash balance detracted from performance relative to the benchmark in light of the REIT sector's positive absolute returns for the six-month period.

Q Did the Fund's investment strategy change during the six-month period ended
  June 30, 2010?

A Our investment strategy did not change materially during the period, nor did we make any significant changes to the Fund's portfolio. We continue to


4     Pioneer Real Estate Shares | Semiannual Report | 6/30/10
  maintain a portfolio that is well diversified by property type and geography, making changes continually at the margin to overweight or underweight sectors and individual stocks depending upon our view of market conditions and company-specific variables, respectively.

Q What holdings contributed positively to the Fund's performance over the six months ended June 30, 2010?

A The Fund's overweight positions in top-performing DuPont Fabros Technology, which owns and operates wholesale data centers, the apartment REIT Equity Residential, and storage REIT Extra Space Storage were particularly rewarding to performance over the six-month period. DuPont Fabros Technology's performance was due in large part to the stabilized condition of the company's existing property portfolio and continued steady demand for wholesale data center space. The company's stock also enjoyed a favorable reception by investors to its equity offering in May 2010. The performance of Equity Residential reflected the defensive characteristics of the company's solid balance sheet, its high-quality portfolio, and the belief that the company is well positioned to benefit from rising rents in many of its core markets. Extra Space Storage's outperformance also was driven largely by the company's stable balance sheet and high-quality asset portfolio as well as its continued solid operating results and manageable development pipeline.

Q What holdings proved most disappointing for the Fund during the six months ended June 30, 2010?

A While the reporting period was very rewarding on an absolute and relative basis, there were some disappointments, including an overweight exposure to apartment REIT Camden Property Trust and hotel REIT PebbleBrook Hotel Trust. Camden was one of the strongest-performing multifamily companies in 2009, and so some retrenchment in its stock price during the first half of this year was not surprising and may have been attributable to profit-taking. The company's first quarter announcement of a reduction in its development and predevelopment activity, which resulted in a one-time impairment charge, also contributed to its underperformance. We continue to maintain a Fund overweight in Camden, as we believe it represents a solid relative value in the apartment sector and, given its strong balance sheet and solid management team, is well positioned to benefit from an eventual improvement in the apartment market's fundamentals. PebbleBrook Hotel Trust lagged its hotel peers during the six-month period due to management's decision not to deploy the majority of cash raised from its December 2009 initial public offering until late in the reporting period, when the company announced several acquisitions. We believe the company represents an attractive relative value in the hotel sector due to its unburdened balance sheet and enviable positioning, given its ability to continue acquiring high-quality assets.


                  Pioneer Real Estate Shares | Semiannual Report | 6/30/10     5

Q Given the U.S. economy's uneven recovery, how have the various property types in which the Fund's assets are invested been faring?

A Leasing demand fundamentals remain weak in most sectors and vacancy rates are at record levels in retail and industrial markets, and still deteriorating in most office markets. Some office market rents are down by more than 20% from their peak levels of a few years ago, and are down by even more if leasing incentives and tenant improvements are factored in. The apartment sector improved in the first half of 2010 and, by some measures, has seen occupancies improve substantially. That sector benefits from shorter leases in an economic recovery and, true to form, has been the earliest of the four major sectors to turn the corner, though the gains thus far have been modest.

  Outside of the apartment sector, there has been some improvement in the rate of decline in the rest of the major real estate sectors. Vacancy rates have been climbing at a much slower rate in recent quarters, and we still expect that such measures will begin to top out during 2010, though the recent weakness in labor markets could push that into 2011. Even rent declines have been flattening recently, and the NCREIF (National Council of Real Estate Investment Fiduciaries) Index of private real estate returns was modestly positive in the first quarter of 2010. That said, we feel it will take some time for markets to bottom out. Demand has been the primary driver of leasing weakness, as supply pipelines were never overly large and the credit crisis put many new and even ongoing projects on the shelf. Going forward, we expect net operating income (NOI) in the office, retail and, to some extent, industrial sectors to be held back by the expiration of leases signed before the downturn, with the office sector's NOI being the last to recover given the longer-term nature of those leases.

  In the hotel sector, revenue per available room (REVPAR) growth has been positive for much of 2010, although that is largely a function of comparisons to the depressed markets from a year earlier. Occupancies are running several percentage points ahead of 2009, but rates are flat. We believe hotel fundamentals should continue to improve through 2011, though they could be particularly sensitive to any lack of confidence in the business sector.

Q What is your outlook for the balance of 2010?

A The U.S. REIT market has made solid gains since the sector's rally began in March 2009. Companies have benefited from their ability to focus on streamlining operations and improving balance sheets. While the recent pullback has brought valuations to more realistic -- but still above average -- levels, we believe performance expectations for the remainder of 2010 should be tempered. We think prices have limited room to move much higher in the near term considering the current backdrop of uncertainty in


6     Pioneer Real Estate Shares | Semiannual Report | 6/30/10
  the broader stock market and the economy. Economic data in June has indicated that the economy could be slowing, which, in turn, could put some pressure on the future NOI growth of REITs, and on property values.

  We expect the REIT sector's direction over the near term will continue to be guided by macroeconomic developments, such as conditions in the credit and job markets. Our investment process for the Fund will continue to focus on security selection within each property sector, emphasizing those companies that we believe represent the greatest relative value, the strongest price appreciation potential, and the lowest downside risk.

  1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com)


Please refer to the Schedule of Investments on pages 16-20 for a full listing of Fund securities.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                  Pioneer Real Estate Shares | Semiannual Report | 6/30/10     7

Portfolio Summary | 6/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks              80.6%
Temporary Cash Investments      19.4%


Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                       16.9%
Office                          14.2%
Regional Mall                   13.8%
Health Care                     11.5%
Shopping Center                 10.0%
Industrial                       7.9%
Storage                          7.8%
Diversified                      7.7%
Hotel                            6.0%
Triple Net Lease                 3.4%
Manufactured Home                0.8%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.    Simon Property Group, Inc.                                          9.83%
--------------------------------------------------------------------------------
 2.    Equity Residential Property Trust                                   7.10
--------------------------------------------------------------------------------
 3.    Public Storage, Inc.                                                5.12
--------------------------------------------------------------------------------
 4.    Vornado Realty Trust                                                5.03
--------------------------------------------------------------------------------
 5.    AvalonBay Communities, Inc.                                         5.02
--------------------------------------------------------------------------------
 6.    Boston Properties, Inc.                                             4.97
--------------------------------------------------------------------------------
 7.    HCP, Inc.                                                           4.18
--------------------------------------------------------------------------------
 8.    Host Hotels & Resorts, Inc.                                         4.03
--------------------------------------------------------------------------------
 9.    Nationwide Health Properties, Inc.                                  3.99
--------------------------------------------------------------------------------
10.    The Macerich Co.                                                    3.54
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


8     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

Prices and Distributions | 6/30/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                         6/30/10                     12/31/09
--------------------------------------------------------------------------------
        A                            $17.22                      $16.24
--------------------------------------------------------------------------------
        B                            $16.99                      $16.03
--------------------------------------------------------------------------------
        C                            $17.01                      $16.06
--------------------------------------------------------------------------------
        Y                            $17.20                      $16.23
--------------------------------------------------------------------------------

Distributions per Share: 1/1/10-6/30/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net
                     Investment          Short-Term            Long-Term
      Class            Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
        A             $0.1800              $ --                  $ --
--------------------------------------------------------------------------------
        B             $0.0700              $ --                  $ --
--------------------------------------------------------------------------------
        C             $0.1200              $ --                  $ --
--------------------------------------------------------------------------------
        Y             $0.2400              $ --                  $ --
--------------------------------------------------------------------------------



                  Pioneer Real Estate Shares | Semiannual Report | 6/30/10     9

Performance Update | 6/30/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.


 Average Annual Total Returns
 (As of June 30, 2010)
------------------------------------------------------------------------

                                    Net Asset           Public Offering
 Period                             Value (NAV)         Price (POP)
------------------------------------------------------------------------
 10 Years                              9.36%             8.72%
 5 Years                               0.28             -0.90
 1 Year                               54.43             45.51
------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated May 1, 2010)
------------------------------------------------------------------------
                                    Gross               Net
------------------------------------------------------------------------
                                       1.85%             1.85%
------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

                              Pioneer Real
                              Estate Shares            MSCI U.S. REIT Index
6/00                          $ 9,425                  $10,000
                               11,284                   12,354
6/02                           12,871                   14,339
                               13,197                   14,903
6/04                           16,906                   18,827
                               22,739                   25,026
6/06                           28,041                   29,944
                               30,722                   33,553
6/08                           25,983                   28,807
                               14,935                   16,207
6/10                           23,064                   25,159

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

Performance Update | 6/30/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.


 Average Annual Total Returns
 (As of June 30, 2010)
--------------------------------------------------------------------------------

                                    If                  If
 Period                             Held                Redeemed
--------------------------------------------------------------------------------
 10 Years                              8.32%             8.32%
 5 Years                              -0.81             -0.81
 1 Year                               52.49             48.49
--------------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated May 1, 2010)
--------------------------------------------------------------------------------
                                    Gross               Net
--------------------------------------------------------------------------------
                                       3.25%             3.25%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

                              Pioneer Real
                              Estate Shares            MSCI U.S. REIT Index
6/00                          $10,000                  $10,000
                               11,875                   12,354
6/02                           13,435                   14,339
                               13,669                   14,903
6/04                           17,370                   18,827
                               23,166                   25,026
6/06                           28,302                   29,944
                               30,736                   33,553
6/08                           25,736                   28,807
                               14,583                   16,207
6/10                           22,237                   25,159

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     11

Performance Update | 6/30/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.


 Average Annual Total Returns
 (As of June 30, 2010)
--------------------------------------------------------------------------------

                                    If                  If
 Period                             Held                Redeemed
--------------------------------------------------------------------------------
 10 Years                              8.46%             8.46%
 5 Years                              -0.60             -0.60
 1 Year                               53.07             53.07
--------------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated May 1, 2010)
--------------------------------------------------------------------------------
                                    Gross               Net
--------------------------------------------------------------------------------
                                       2.89%             2.89%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

                              Pioneer Real
                              Estate Shares            MSCI U.S. REIT Index
6/00                          $10,000                  $10,000
                               11,868                   12,354
6/02                           13,434                   14,339
                               13,678                   14,903
6/04                           17,389                   18,827
                               23,212                   25,026
6/06                           28,385                   29,944
                               30,836                   33,553
6/08                           25,853                   28,807
                               14,713                   16,207
6/10                           22,522                   25,159

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

Performance Update | 6/30/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.


 Average Annual Total Returns
 (As of June 30, 2010)
--------------------------------------------------------------------------------

                                    If                  If
 Period                             Held                Redeemed
--------------------------------------------------------------------------------
 10 Years                              9.99%             9.99%
 5 Years                               0.90              0.90
 1 Year                               55.46             55.46
--------------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated May 1, 2010)
--------------------------------------------------------------------------------
                                    Gross               Net
--------------------------------------------------------------------------------
                                       1.06%             1.06%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

                              Pioneer Real
                              Estate Shares            MSCI U.S. REIT Index
6/00                          $10,000                  $10,000
                               12,029                   12,354
6/02                           13,786                   14,339
                               14,228                   14,903
6/04                           18,331                   18,827
                               24,778                   25,026
6/06                           30,709                   29,944
                               33,809                   33,553
6/08                           28,745                   28,807
                               16,672                   16,207
6/10                           25,919                   25,159

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from January 1, 2010 through June 30, 2010.


-----------------------------------------------------------------------------------
 Share Class                 A               B               C               Y
-----------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 1/1/10
-----------------------------------------------------------------------------------
 Ending Account          $1,071.10       $1,064.10       $1,066.40       $1,074.10
 Value on 6/30/10
-----------------------------------------------------------------------------------
 Expenses Paid               $8.42          $15.05          $12.81           $5.14
 During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.64%, 2.94%, 2.50% and 1.00% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


14     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2010 through June 30, 2010.


-----------------------------------------------------------------------------------
 Share Class                 A               B               C               Y
-----------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 1/1/10
-----------------------------------------------------------------------------------
 Ending Account          $1,016.66       $1,010.22       $1,012.40       $1,019.84
 Value on 6/30/10
-----------------------------------------------------------------------------------
 Expenses Paid               $8.20          $14.65          $12.47           $5.01
 During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.64%, 2.94%, 2.50% and 1.00% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     15

Schedule of Investments | 6/30/10 (unaudited)

 Shares                                                              Value
               COMMON STOCKS -- 98.5%
               CONSUMER SERVICES -- 1.4%
               Hotels, Resorts & Cruise Lines -- 1.4%
    42,600     Starwood Hotels & Resorts Worldwide, Inc.             $  1,764,918
                                                                     ------------
               Total Consumer Services                               $  1,764,918
---------------------------------------------------------------------------------
               REAL ESTATE -- 97.1%
               Diversified Real Estate Activities -- 0.6%
    39,500     Pebblebrook Hotel Trust*                              $    744,575
---------------------------------------------------------------------------------
               Diversified Real Estate Investment Trusts -- 8.8%
    21,200     Excel Trust, Inc.*                                    $    254,400
   131,500     Liberty Property Trust (b)                               3,793,775
    90,900     Retail Opportunity Investment Corp.                        877,185
    87,200     Vornado Realty Trust (b)                                 6,361,240
                                                                     ------------
                                                                     $ 11,286,600
---------------------------------------------------------------------------------
               Industrial Real Estate Investment Trusts -- 7.2%
   100,500     AMB Property Corp.                                    $  2,382,855
   520,100     DCT Industrial Trust, Inc. (b)                           2,350,852
   125,800     Dupont Fabros Technology, Inc.                           3,089,648
   102,000     First Potomac Realty Trust                               1,465,740
                                                                     ------------
                                                                     $  9,289,095
---------------------------------------------------------------------------------
               Office Real Estate Investment Trusts -- 14.3%
    15,700     Alexandria Real Estate Equities, Inc. (b)             $    994,909
   150,000     BioMed Property Trust, Inc. (b)                          2,413,500
    88,000     Boston Properties, Inc. (b)                              6,277,920
    47,000     Digital Realty Trust, Inc. (b)                           2,710,960
    26,900     Hudson Pacific Properties, Inc.*                           464,025
   114,300     Kilroy Realty Corp.                                      3,398,139
    21,300     Mack-Cali Realty Corp.                                     633,249
    76,700     Piedmont Office Realty Trust, Inc. (b)                   1,436,591
                                                                     ------------
                                                                     $ 18,329,293
---------------------------------------------------------------------------------
               Residential Real Estate Investment Trusts -- 17.5%
    67,900     AvalonBay Communities, Inc.*(b)                       $  6,339,823
    90,700     Camden Property Trust*(b)                                3,705,095
    22,100     Equity Lifestyle Properties, Inc.                        1,065,883
   215,500     Equity Residential Property Trust                        8,973,420
    23,900     Essex Property Trust, Inc. (b)                           2,331,206
                                                                     ------------
                                                                     $ 22,415,427
---------------------------------------------------------------------------------
               Retail Real Estate Investment Trusts -- 24.1%
    46,800     Developers Diversified Realty Corp.                   $    463,320
    63,700     Federal Realty Investment Trust (b)                      4,476,199
    95,600     Kimco Realty Corp.                                       1,284,864
   239,800     Kite Realty Group Trust                                  1,002,364
    79,000     National Retail Properties, Inc. (b)                     1,693,760
    69,000     Ramco-Gershenson Properties Trust                          696,900

The accompanying notes are an integral part of these financial statements.


16     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

 Shares                                                               Value
               Retail Real Estate Investment Trusts -- (continued)
    15,600     Realty Income Corp. (b)                                $    473,148
    99,800     Regency Centers Corp. (b)                                 3,433,120
   153,881     Simon Property Group, Inc.                               12,425,891
    15,100     Taubman Centers, Inc. (b)                                   568,213
   120,000     The Macerich Co. (b)                                      4,478,400
                                                                      ------------
                                                                      $ 30,996,179
----------------------------------------------------------------------------------
               Specialized Real Estate Investment Trusts -- 24.6%
    55,500     Entertainment Properties Trust (b)                     $  2,112,885
   248,900     Extra Space Storage, Inc.                                 3,459,710
   164,000     HCP, Inc. (b)                                             5,289,000
    23,300     HealthCare REIT, Inc. (b)                                   981,396
   378,000     Host Hotels & Resorts, Inc.                               5,095,440
   141,000     Nationwide Health Properties, Inc.                        5,043,570
   157,300     Omega Healthcare Investors, Inc. (b)                      3,134,989
    73,600     Public Storage, Inc.                                      6,470,176
                                                                      ------------
                                                                      $ 31,587,166
                                                                      ------------
               Total Real Estate                                      $124,648,335
----------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $86,045,963)                                     $126,413,253
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Principal
Amount($)
----------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENTS -- 23.7%
               Securities Lending Collateral -- 23.7% (c)
               Certificates of Deposit:
   882,717     Bank of Nova Scotia, 0.47%, 9/7/10                     $    882,717
   882,717     Barclays, 0.30%, 7/23/10                                    882,717
   970,989     CBA Financial, 0.56%, 1/3/11                                970,989
   882,717     Deutschebank, 0.30%, 7/19/10                                882,717
   529,630     DnB NOR Bank ASA NY, 0.49%, 8/26/10                         529,630
   882,718     Rabobank Nederland NY, 0.23%, 7/6/10                        882,718
   882,717     Royal Bank of Canada, 0.26%, 1/21/11                        882,717
   882,717     Svenska NY, 0.265%, 7/19/10                                 882,717
                                                                      ------------
                                                                      $  6,796,922
----------------------------------------------------------------------------------
               Commercial Paper:
   529,630     American Honda Finance, 0.38%, 5/4/11                  $    529,630
   353,087     American Honda Finance, 0.38%, 4/15/11                      353,087
   116,780     Caterpillar Financial Services, 0.47%, 8/20/10              116,780
   882,882     Federal Home Loan Bank, 0.31%, 6/1/11                       882,882
   353,037     NABPP, 0.28%, 7/19/10                                       353,037
   441,163     PARFIN, 0.39%, 8/11/10                                      441,163
   882,683     SOCNAM, 0.28%, 7/6/10                                       882,683
   705,696     CHARF, 0.46%, 8/23/10                                       705,696
   529,220     CLIPPR, 0.45%, 9/1/10                                       529,220

The accompanying notes are an integral part of these financial statements.


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     17

----------------------------------------------------------------------------------
Principal
Amount($)
----------------------------------------------------------------------------------
               Commercial Paper -- (continued)
   367,399     FAIRPP, 0.50%, 8/16/10                                 $    367,399
   441,003     FASCO, 0.46%, 9/2/10                                        441,003
   405,695     FASCO, 0.45%, 9/9/10                                        405,695
   617,875     SRCPP, 0.26%, 7/7/10                                        617,875
   619,346     STRAIT, 0.43%, 8/23/10                                      619,346
   425,850     TBLLC, 0.40%, 8/9/10                                        425,850
   882,539     Varfun, 0.29%, 7/26/10                                      882,539
   798,077     CME, Inc., 1.00%, 8/6/10                                    798,077
   264,866     GE Capital Corp., 0.64%, 8/20/10                            264,866
    95,550     GE Capital Corp., 0.40%, 10/21/10                            95,550
    96,210     GE Capital Corp., 0.35%, 10/6/10                             96,210
   441,313     GE, 0.37%, 1/26/11                                          441,313
    88,196     GE Capital Corp., 0.33%, 6/6/11                              88,196
    98,426     John Deere Capital Corp., 0.32%, 7/16/10                     98,426
   746,464     JPMorgan Chase & Co., 0.57%, 9/24/10                        746,464
 1,000,751     Santander, 0.30%, 7/23/10                                 1,000,751
   882,717     Toyota Motor Credit Corp., 0.35%, 1/10/11                   882,717
   529,662     Wachovia, 0.64%, 3/22/11                                    529,662
   247,187     Wal-Mart Stores, Inc., 0.22%, 7/1/10                        247,187
   353,028     WFC, 0.60%, 12/2/10                                         353,028
   882,717     WESTPAC, 0.39%, 11/5/10                                     882,717
                                                                      ------------
                                                                      $ 15,079,049
----------------------------------------------------------------------------------
               Tri-party Repurchase Agreements:
 1,107,457     Barclays, 0.1%, 7/1/10                                 $  1,107,457
 2,206,793     Deutsche Bank, 0.3%, 7/1/10                               2,206,793
 2,648,152     RBS Securities, Inc., 0.5%, 7/1/10                        2,648,152
                                                                      ------------
                                                                      $  5,962,402
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------
               Money Market Mutual Funds:
 1,324,076     Blackrock Liquidity Temp Cash Fund                     $  1,324,076
 1,324,076     Dreyfus Preferred Money Market Fund                       1,324,076
                                                                      ------------
                                                                      $  2,648,152
                                                                      ------------
               Total Securities Lending Collateral                    $ 30,486,525
----------------------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $30,486,525)                                     $ 30,486,525
----------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 122.2%
               (Cost $116,532,488) (a)                                $156,899,778
----------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- (22.2)%               $(28,479,460)
----------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                             $128,420,318
==================================================================================

The accompanying notes are an integral part of these financial statements.


18     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

*   Non-income producing security.

(a) At June 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $124,394,309 was as follows:

    Aggregate gross unrealized gain for all investments in which there is an
      excess of value over tax cost                                             $ 44,027,095
    Aggregate gross unrealized loss for all investments in which there is an
      excess of tax cost over value                                             (11,521,626)
                                                                                ------------
    Net unrealized gain                                                         $32,505,469
                                                                                ------------

(b) At June 30, 2010, the following securities were out on loan:

    Shares       Security                                  Value
     5,000     Alexandria Real Estate Equities, Inc.                $   316,850
    41,800     AvalonBay Communities, Inc. *                          3,902,866
   115,600     BioMed Property Trust, Inc.                            1,860,004
    11,500     Boston Properties, Inc.                                  820,410
    35,400     Camden Property Trust *                                1,446,090
   130,000     DCT Industrial Trust, Inc.                               587,600
    47,000     Digital Realty Trust, Inc.                             2,710,960
    25,100     Entertainment Properties Trust                           955,557
    13,050     Essex Property Trust, Inc.                             1,272,897
     1,000     Federal Realty Investment Trust                           70,270
    24,300     HCP, Inc.                                                783,675
    12,200     HealthCare REIT, Inc.                                    513,864
    25,000     Liberty Property Trust                                   721,250
   118,800     The Macerich Co.                                       4,433,616
    77,000     National Retail Properties, Inc.                       1,650,880
    24,400     Omega Healthcare Investors, Inc.                         486,292
    52,200     Piedmont Office Realty Trust, Inc.                       977,706
    15,400     Realty Income Corp.                                      467,082
    78,500     Regency Centers Corp.                                  2,700,400
    12,300     Taubman Centers, Inc.                                    462,849
    34,400     Vornado Realty Trust                                   2,509,480
---------------------------------------------------------------------------------
               Total                                                $29,650,598
=================================================================================

(c) Securities lending collateral is managed by Credit Suisse AG, New York
    Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 aggregated $6,180,320 and $12,552,739, respectively.


Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

The accompanying notes are an integral part of these financial statements.


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     19

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------
                                Level 1           Level 2           Level 3       Total
----------------------------------------------------------------------------------------------
 Common Stocks                  $126,413,253      $        --       $      --     $126,413,253
 Temporary Cash Investments               --       27,838,373              --       27,838,373
 Money Market Mutual Funds         2,648,152               --              --        2,648,152
----------------------------------------------------------------------------------------------
 Total                          $129,061,405      $27,838,373       $      --     $156,899,778
==============================================================================================

The accompanying notes are an integral part of these financial statements.


20     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

Statement of Assets and Liabilities | 6/30/10 (unaudited)

ASSETS:
  Investment in securities (including securities loaned of
   $29,650,598)(cost $116,532,488)                            $156,899,778
  Cash                                                           1,387,791
  Receivables --
   Investment securities sold                                      499,785
   Fund shares sold                                                 24,741
   Dividends and interest                                          507,845
  Other                                                             35,720
---------------------------------------------------------------------------
     Total assets                                             $159,355,660
---------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                            $    304,929
   Fund shares repurchased                                          66,922
   Upon return of securities loaned                             30,486,525
  Due to affiliates                                                 38,369
  Accrued expenses                                                  38,597
---------------------------------------------------------------------------
     Total liabilities                                        $ 30,935,342
---------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $124,584,245
  Undistributed net investment income                               72,371
  Accumulated net realized loss on investments                 (36,603,588)
  Net unrealized gain on investments                            40,367,290
---------------------------------------------------------------------------
     Total net assets                                         $128,420,318
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $68,649,830/3,986,586 shares)             $      17.22
  Class B (based on $8,203,380/482,814 shares)                $      16.99
  Class C (based on $10,098,519/593,607 shares)               $      17.01
  Class Y (based on $41,468,589/2,410,481 shares)             $      17.20
MAXIMUM OFFERING PRICE:
  Class A ($17.22 [divided by] 94.25%)                        $      18.27
===========================================================================

The accompanying notes are an integral part of these financial statements.


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     21

Statement of Operations (unaudited)

For the Six Months Ended 6/30/10

INVESTMENT INCOME:
  Dividends                                                $2,500,547
  Interest                                                        580
  Income from securities loaned, net                           40,015
-------------------------------------------------------------------------------------
     Total investment income                                               $2,541,142
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $  527,492
  Transfer agent fees and expenses
   Class A                                                    103,890
   Class B                                                     29,495
   Class C                                                     21,184
   Class Y                                                        220
  Distribution fees
   Class A                                                     86,911
   Class B                                                     43,462
   Class C                                                     48,994
  Shareholder communications expense                           48,237
  Administrative reimbursements                                19,892
  Custodian fees                                                4,831
  Registration fees                                            26,279
  Professional fees                                            31,479
  Printing expense                                             29,226
  Fees and expenses of nonaffiliated trustees                   3,569
  Miscellaneous                                                14,030
-------------------------------------------------------------------------------------
     Total expenses                                                        $1,039,191
-------------------------------------------------------------------------------------
     Net expenses                                                          $1,039,191
-------------------------------------------------------------------------------------
       Net investment income                                               $1,501,951
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                         $   69,746
-------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                             $7,490,735
-------------------------------------------------------------------------------------
  Net gain on investments                                                  $7,560,481
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $9,062,432
=====================================================================================

The accompanying notes are an integral part of these financial statements.


22     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

Statement of Changes in Net Assets

For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively



                                                                Six Months
                                                                Ended
                                                                6/30/10            Year Ended
                                                                (unaudited)        12/31/09
FROM OPERATIONS:
Net investment income                                           $  1,501,951       $  2,739,314
Net realized gain (loss) on investments                               69,746        (25,661,256)
Change in net unrealized gain on investments                       7,490,735         53,330,486
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $  9,062,432       $ 30,408,544
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.18 and $0.34 per share, respectively)            $   (726,480)      $ (1,438,940)
   Class B ($0.07 and $0.18 per share, respectively)                 (35,075)          (102,822)
   Class C ($0.12 and $0.22 per share, respectively)                 (68,698)          (123,573)
   Class Y ($0.24 and $0.45 per share, respectively)                (599,327)        (1,073,979)
Tax return of capital:
   Class A ($0.00 and $0.14 per share, respectively)                      --           (601,023)
   Class B ($0.00 and $0.14 per share, respectively)                      --            (82,898)
   Class C ($0.00 and $0.14 per share, respectively)                      --            (80,134)
   Class Y ($0.00 and $0.14 per share, respectively)                      --           (341,939)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $ (1,429,580)      $ (3,845,308)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 12,814,462       $ 22,897,579
Reinvestment of distributions                                        768,430          2,404,017
Cost of shares repurchased                                       (20,744,637)       (21,548,877)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $ (7,161,745)      $  3,752,719
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $    471,107       $ 30,315,955
NET ASSETS:
Beginning of period                                              127,949,211         97,633,256
------------------------------------------------------------------------------------------------
End of period                                                   $128,420,318       $127,949,211
------------------------------------------------------------------------------------------------
Undistributed net investment income                             $     72,371       $         --
================================================================================================

The accompanying notes are an integral part of these financial statements.


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     23

-----------------------------------------------------------------------------------------------
                                    '10 Shares     '10 Amount        '09 Shares     '09 Amount
                                    (unaudited)    (unaudited)
-----------------------------------------------------------------------------------------------
Class A
Shares sold                           473,167      $ 8,411,906        1,045,870     $12,568,673
Reinvestment of distributions          37,394          667,349          140,891       1,676,324
Less shares repurchased              (680,977)     (11,844,957)      (1,288,054)    (15,497,747)
-----------------------------------------------------------------------------------------------
   Net decrease                      (170,416)     $(2,765,702)        (101,293)    $(1,252,750)
===============================================================================================
Class B
Shares sold                            79,513      $ 1,434,750           81,080     $   964,620
Reinvestment of distributions         1,921.00          33,887           15,601         176,412
Less shares repurchased              (144,726)      (2,515,469)        (207,052)     (2,430,205)
-----------------------------------------------------------------------------------------------
   Net decrease                       (63,292)     $(1,046,832)        (110,371)    $(1,289,173)
===============================================================================================
Class C
Shares sold                           115,054      $ 2,018,703          151,985     $ 1,984,736
Reinvestment of distributions           3,417           60,267           15,004         173,266
Less shares repurchased               (94,895)      (1,634,918)        (189,338)     (2,312,012)
-----------------------------------------------------------------------------------------------
   Net increase (decrease)             23,576      $   444,052          (22,349)    $  (154,010)
===============================================================================================
Class Y
Shares sold                            51,551      $   949,103          665,022     $ 7,379,550
Reinvestment of distributions             389            6,927           41,332         378,015
Less shares repurchased              (262,643)      (4,749,293)        (105,841)     (1,308,913)
-----------------------------------------------------------------------------------------------
   Net increase (decrease)           (210,703)     $(3,793,263)         600,513     $ 6,448,652
===============================================================================================

The accompanying notes are an integral part of these financial statements.


24     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

Financial Highlights

                                                                  Six Months
                                                                  Ended
                                                                  6/30/10         Year Ended
                                                                  (unaudited)     12/31/09
Class A
Net asset value, beginning of year                                $ 16.24         $ 13.00
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.19         $  0.35
 Net realized and unrealized gain (loss) on investments              0.97           3.37
--------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $  1.16         $  3.72
Distributions to shareowners:
 Net investment income                                              (0.18)          (0.34)
 Net realized gain                                                     --              --
 Tax return of capital                                                 --           (0.14)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.98         $  3.24
--------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 17.22         $ 16.24
============================================================================================
Total return*                                                        7.11%          30.15%
Ratio of net expenses to average net assets+                         1.64%**         1.85%
Ratio of net investment income to average net assets+                2.22%**         2.77%
Portfolio turnover rate                                                10%**           23%
Net assets, end of period (in thousands)                          $68,650         $67,510
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        1.64%**         1.85%
 Net investment income                                               2.22%**         2.77%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                        1.64%**         1.85%
 Net investment income                                               2.22%**         2.77%
============================================================================================

                                                                   Year Ended    Year Ended   Year Ended    Year Ended
                                                                   12/31/08      12/31/07     12/31/06      12/31/05
Class A
Net asset value, beginning of year                                 $ 21.94       $ 33.07      $  25.87      $  24.52
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.43       $  0.36      $   0.28      $   0.28
 Net realized and unrealized gain (loss) on investments              (8.62)        (6.76)         8.88          3.29
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               $ (8.19)      $ (6.40)     $   9.16      $   3.57
Distributions to shareowners:
 Net investment income                                               (0.46)        (0.36)        (0.28)        (0.24)
 Net realized gain                                                      --         (4.37)        (1.68)        (1.84)
 Tax return of capital                                               (0.29)           --            --         (0.14)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (8.94)      $(11.13)     $   7.20      $   1.35
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 13.00       $ 21.94      $  33.07      $  25.87
======================================================================================================================
Total return*                                                       (38.31)%      (19.39)%       35.79%        14.79%
Ratio of net expenses to average net assets+                          1.63%         1.36%         1.37%         1.50%
Ratio of net investment income to average net assets+                 2.10%         1.10%         0.98%         1.14%
Portfolio turnover rate                                                 18%           21%           20%           24%
Net assets, end of period (in thousands)                           $55,353       $97,691      $163,088      $110,217
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         1.63%         1.36%         1.37%         1.50%
 Net investment income                                                2.10%         1.10%         0.98%         1.14%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                         1.63%         1.35%         1.36%         1.50%
 Net investment income                                                2.10%         1.11%         0.99%         1.14%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                  Pioneer Real Estate Shares | Semiannual Report | 6/30/10    25

                                                                  Six Months
                                                                  Ended
                                                                  6/30/10        Year Ended    Year Ended
                                                                  (unaudited)    12/31/09      12/31/08
Class B
Net asset value, beginning of year                                $16.03         $12.84        $ 21.68
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $ 0.08         $ 0.17        $  0.19
 Net realized and unrealized gain (loss) on investments             0.95           3.34          (8.50)
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $ 1.03         $ 3.51        $ (8.31)
Distributions to shareowners:
 Net investment income                                             (0.07)         (0.18)         (0.24)
 Net realized gain                                                    --             --             --
 Tax return of capital                                                --          (0.14)         (0.29)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 0.96         $ 3.19        $ (8.84)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $16.99         $16.03        $ 12.84
=========================================================================================================
Total return*                                                       6.41%         28.38%        (39.01)%
Ratio of net expenses to average net assets+                        2.94%**        3.25%          2.72%
Ratio of net investment income to average net assets+               0.90%**        1.41%          0.89%
Portfolio turnover rate                                               10%**          23%            18%
Net assets, end of period (in thousands)                          $8,203         $8,753        $ 8,428
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       2.94%**        3.25%          2.72%
 Net investment income                                              0.90%**        1.41%          0.89%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                       2.94%**        3.25%          2.71%
 Net investment income                                              0.90%**        1.41%          0.90%
=========================================================================================================

                                                                  Year Ended    Year Ended    Year Ended
                                                                  12/31/07      12/31/06      12/31/05
Class B
Net asset value, beginning of year                                $ 32.74       $ 25.64       $ 24.32
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.06       $  0.01       $  0.06
 Net realized and unrealized gain (loss) on investments             (6.68)         8.78          3.24
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $ (6.61)      $  8.79       $  3.30
Distributions to shareowners:
 Net investment income                                              (0.07)        (0.01)        (0.05)
 Net realized gain                                                  (4.37)        (1.68)        (1.84)
 Tax return of capital                                                 --            --         (0.09)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $(11.06)      $  7.10       $  1.32
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 21.68       $ 32.74       $ 25.64
========================================================================================================
Total return*                                                      (20.14)%       34.51%        13.72%
Ratio of net expenses to average net assets+                         2.28%         2.31%         2.42%
Ratio of net investment income to average net assets+                0.11%         0.00%(a)      0.14%
Portfolio turnover rate                                                21%           20%           24%
Net assets, end of period (in thousands)                          $18,364       $35,442       $29,992
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        2.28%         2.31%         2.42%
 Net investment income                                               0.11%         0.00%(a)      0.14%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                        2.26%         2.30%         2.42%
 Net investment income                                               0.13%         0.01%         0.14%
========================================================================================================

(a) Amount rounds to less than 0.01% per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


26    Pioneer Real Estate Shares | Semiannual Report | 6/30/10

                                                                  Six Months
                                                                  Ended
                                                                  6/30/10       Year Ended
                                                                  (unaudited)   12/31/09
Class C
Net asset value, beginning of year                                $ 16.06       $12.86
------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.12       $ 0.22
 Net realized and unrealized gain (loss) on investments              0.95         3.34
------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $  1.07       $ 3.56
Distributions to shareowners:
 Net investment income                                              (0.12)       (0.22)
 Net realized gain                                                     --          --
 Tax return of capital                                                 --        (0.14)
------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.95       $ 3.20
------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 17.01       $16.06
==========================================================================================
Total return*                                                        6.64%       28.87%
Ratio of net expenses to average net assets+                         2.50%**      2.89%
Ratio of net investment income to average net assets+                1.37%**      1.76%
Portfolio turnover rate                                                10%**        23%
Net assets, end of period (in thousands)                          $10,098       $9,153
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        2.50%**      2.89%
 Net investment income                                               1.37%**      1.76%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                        2.50%**      2.89%
 Net investment income                                               1.37%**      1.76%
==========================================================================================

                                                                   Year Ended   Year Ended    Year Ended   Year Ended
                                                                   12/31/08     12/31/07      12/31/06     12/31/05
Class C
Net asset value, beginning of year                                 $ 21.72      $ 32.80       $ 25.68      $ 24.35
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.25      $  0.10       $  0.02      $  0.08
 Net realized and unrealized gain (loss) on investments              (8.53)       (6.70)         8.80         3.26
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               $ (8.28)     $ (6.60)      $  8.82      $  3.34
Distributions to shareowners:
 Net investment income                                               (0.29)       (0.11)        (0.02)       (0.07)
 Net realized gain                                                      --        (4.37)        (1.68)       (1.84)
 Tax return of capital                                               (0.29)          --            --        (0.10)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (8.86)     $(11.08)      $  7.12      $  1.33
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.86      $ 21.72       $ 32.80      $ 25.68
=====================================================================================================================
Total return*                                                       (38.85)%     (20.07)%       34.60%       13.85%
Ratio of net expenses to average net assets+                          2.50%        2.17%         2.24%        2.32%
Ratio of net investment income to average net assets+                 1.18%        0.26%         0.10%        0.27%
Portfolio turnover rate                                                 18%          21%           20%          24%
Net assets, end of period (in thousands)                           $ 7,619      $15,139       $27,209      $19,824
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         2.50%        2.17%         2.24%        2.32%
 Net investment income                                                1.18%        0.26%         0.10%        0.27%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                         2.49%        2.16%         2.23%        2.32%
 Net investment income                                                1.19%        0.27%         0.11%        0.27%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                  Pioneer Real Estate Shares | Semiannual Report | 6/30/10    27

                                                                  Six Months
                                                                  Ended
                                                                  6/30/10       Year Ended
                                                                  (unaudited)   12/31/09
Class Y
Net asset value, beginning of year                                $ 16.23       $ 12.98
------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.25       $  0.44
 Net realized and unrealized gain (loss) on investments              0.96          3.40
------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $  1.21       $  3.84
Distributions to shareowners:
 Net investment income                                              (0.24)        (0.45)
 Net realized gain                                                     --            --
 Tax return of capital                                                 --         (0.14)
------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.97       $  3.25
------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 17.20       $ 16.23
==========================================================================================
Total return*                                                        7.41%        31.38%
Ratio of net expenses to average net assets+                         1.00%**       1.06%
Ratio of net investment income to average net assets+                2.84%**       3.49%
Portfolio turnover rate                                                10%**         23%
Net assets, end of period (in thousands)                          $41,469       $42,533
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        1.00%**       1.06%
 Net investment income                                               2.84%**       3.49%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                        1.00%**       1.06%
 Net investment income                                               2.84%**       3.49%
==========================================================================================

                                                                  Year Ended    Year Ended    Year Ended   Year Ended
                                                                  12/31/08      12/31/07      12/31/06     12/31/05
Class Y
Net asset value, beginning of year                                $ 21.90       $ 33.03       $ 25.84      $ 24.49
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.54       $  0.49       $  0.42      $  0.35
 Net realized and unrealized gain (loss) on investments             (8.59)        (6.75)         8.87         3.34
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $ (8.05)      $ (6.26)      $  9.29      $  3.69
Distributions to shareowners:
 Net investment income                                              (0.58)        (0.50)        (0.42)       (0.34)
 Net realized gain                                                     --         (4.37)        (1.68)       (1.84)
 Tax return of capital                                              (0.29)           --            --        (0.16)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (8.92)      $(11.13)      $  7.19      $  1.35
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 12.98       $ 21.90       $ 33.03      $ 25.84
=====================================================================================================================
Total return*                                                      (37.90)%      (19.03)%       36.43%       15.36%
Ratio of net expenses to average net assets+                         1.02%         0.90%         0.87%        1.00%
Ratio of net investment income to average net assets+                2.76%         1.81%         1.54%        1.84%
Portfolio turnover rate                                                18%           21%           20%          24%
Net assets, end of period (in thousands)                          $26,233       $44,729       $46,436      $26,490
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        1.02%         0.90%         0.87%        1.00%
 Net investment income                                               2.76%         1.81%         1.54%        1.84%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                        1.02%         0.90%         0.87%        1.00%
 Net investment income                                               2.76%         1.81%         1.54%        1.84%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


28    Pioneer Real Estate Shares | Semiannual Report | 6/30/10

Notes to Financial Statements | 6/30/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Fund's prospectus


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     29
contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At June 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.


30     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

   The tax character of current year distributions will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended December 31, 2009 was as follows:

--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                    $2,739,314
   Return of capital                                                   1,105,994
--------------------------------------------------------------------------------
      Total                                                           $3,845,308
================================================================================


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     31

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2009:

--------------------------------------------------------------------------------
                                                                           2009
--------------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                       $(27,375,691)
   Post-October loss deferred                                        (1,435,822)
   Unrealized appreciation                                           25,014,734
--------------------------------------------------------------------------------
      Total                                                        $ (3,796,779)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $6,711 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2010.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the


32     Pioneer Real Estate Shares | Semiannual Report | 6/30/10
   fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion; and 0.75% of the Fund's average daily net assets over $1 billion. Prior to January 1, 2010, management fees were calculated daily at the annual rate of 0.80% of the Fund's average daily net assets. PIM pays a portion of the fee it receives from the Fund to AEW Capital Management, L.P. as compensation for sub-advisory services to the Fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the statement of Assets and Liabilities is $2,956 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     33

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended June 30, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $33,293
 Class B                                                                  11,358
 Class C                                                                   3,472
 Class Y                                                                     114
--------------------------------------------------------------------------------
  Total                                                                  $48,237
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,426 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $987 in distribution fees payable to PFD at June 30, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to


34     Pioneer Real Estate Shares | Semiannual Report | 6/30/10
the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2010, CDSCs in the amount of $5,788 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2010, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2010, the Fund had no borrowings under this agreement.

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                 Pioneer Real Estate Shares | Semiannual Report | 6/30/10     35

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive
 Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


36     Pioneer Real Estate Shares | Semiannual Report | 6/30/10

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 27, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 27, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date August 27, 2010

* Print the name and title of each signing officer under his or her signature.